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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------


         Date of Report (Date of earliest event reported): June 25, 2003


                        PROVIDENT BANKSHARES CORPORATION
               (Exact name of registrant as specified in charter)


       MARYLAND                  0-16421                       52-1518642
    (State or other             (Commission                   (IRS Employer
    jurisdiction of              File Number)               Identification No.)
    incorporation)


              114 EAST LEXINGTON STREET, BALTIMORE, MARYLAND 21202 (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (410) 277-7000


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEMS 1, 2, 3, 4, 5, 6, 7, 8, 10, 11 AND 12.    NOT APPLICABLE.

ITEM 9.    REGULATION FD DISCLOSURE
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On June 25, 2003, the Chief Executive Officer of Provident Bankshares
Corporation, the holding company for Provident Bank, confirmed the Company's prior earnings guidance that its earnings for the fiscal year ended December 31, 2003 is expected to exceed consensus analyst estimates of $2.00 per share.

This information is being furnished pursuant to Item 12 of Form 8-K and is being presented under Item 9 as provided in the Commission's interim guidance regarding Form 8-K Item 11 and Item 12 filing requirements (Release No. 34-47583).




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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PROVIDENT BANKSHARES CORPORATION



                                       /s/ Gary N. Geisel
                                       -----------------------------------------
                                       Gary N. Geisel
                                       Chairman of the Board and Chief Executive
                                       Officer

Date:    June 25, 2003